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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 17, 2004


                             AMERIGAS PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

DELAWARE                               1-13692                   23-2787918
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation)                      Number)               Identification No.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (Address of principal executive offices) (Zip Code)

                                 (610) 337-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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AmeriGas Partners, L.P.                                                 Form 8-K
Page 2                                                         November 17, 2004



SECTION 2 - FINANCIAL INFORMATION

      ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 17, 2004, AmeriGas Propane, Inc., the general partner of
AmeriGas Partners, L.P. (the "Partnership") issued a press release announcing financial results for the Partnership for the fiscal quarter and year ended
September 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

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
            99    Press Release of AmeriGas Partners, L.P. dated November 17,
                  2004, reporting its financial results for the fiscal quarter and year ended September 30, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERIGAS PARTNERS, L.P.
                                          By: AmeriGas Propane, Inc.,
                                              its General Partner

                                          By:   /s/ Robert W. Krick
                                               ---------------------------------
                                               Robert W. Krick
                                               Vice President and Treasurer

Date:  November 17, 2004

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                                  EXHIBIT INDEX

The Following Exhibits Are Furnished:
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
EXHIBIT NO.       DESCRIPTION
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
* 99              Press Release of AmeriGas Partners, L.P. dated November 17,
                  2004.
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*  The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended
   (the "Exchange Act"), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the
   Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.